Exhibit 10.1

00343 No. 270 11 FEB 2014 lease Moscow Bldg. 10, 4th Floor

LEASE AGREEMENT NO. 3706

(non-residential premises)

between

KALIBR OPEN JOINT STOCK COMPANY

and

HEADHUNTER LIMITED LIABILITY COMPANY

MOSCOW

01 March 2013

LEASE AGREEMENT No. 3706

Moscow	1 March 2013

Parties to this Agreement, hereinafter referred to as the Parties:

Kalibr Open Joint-Stock Company, hereinafter referred to as the Lessor, represented by Sergey Anatolievich Sevostianov, General Director, acting on the basis of the Articles of Association, on the one part, and Headhunter Limited Liability Company, hereinafter referred to as the Lessee, represented by the Management Company, Mail.Ru Internet Company Limited Liability Company (INN 7714789489, OGRN 1097746572813, address: Bldg 3, 47 Leningradsky Prospekt, Moscow, 125167), represented by Elena Gennadienva Bagudina, General Director, acting on the basis of the Articles of Association, on the other part, jointly referred to as the Parties and separately as a Party, have signed this Lease Agreement (the Agreement) as follows:

1.        SUBJECT-MATTER OF THE AGREEMENT.

1.1.	The Lessor shall hereby provide to the Lessee, and the Lessee shall accept for temporary paid possession and use (lease), non-residential Premises located on the 4th floor: premises 1, Rooms 1-14, 16-40, and the 5th floor: premises I, Rooms 1-10, 33-38 in Building No. 10, located at: 9 Godovikova St., Moscow, Russian Federation.

1.2.	The total area of the Premises is 1498.9 (one thousand four hundred ninety-eight point nine) sq. m.

1.3.	The Lessee shall use the leased Premises according to their designated purposes, i.e. as office space. The Lessee may sublease all or part of the Premises subject to a written approval of the Lessor.

1.4.	The title to the property leased under this Agreement belongs to the Lessor, as confirmed by State Registration of Title Certificate series 77-AM No. 064727 dated 16 February 2010; State Register of Titles to Real Estate entry No. 77-77-02/060/2009-771 dated 16 January 2010.

2.        PAYMENT TERMS AND PROCEDURE.

2.1.	The Lessee shall pay to the Lessor a monthly Rent consisting of:

a)	a fixed part;

b)	a variable part;

The rent (i.e. the amount, payment dates and procedure) shall be calculated according to Appendix 1 to this Agreement.

2.2.	The Lessee’s obligation to pay the rent shall arise upon signing of the Premises Acceptance Certificate.

2.3.	The Lessee shall pay the rent on a monthly basis, before the 5th (fifth) day of the current month for the current lease month. The following payment purpose shall be stated by the Lessee in the payment documents: “Advance rent payment for (period) under Agreement No. 3706 dated 1 March 2013.

2.4.	Subject to a written agreement with the Lessor, the Lessee may pay the rent for any period in advance, within the duration of the Agreement.

2.5.	For all payments under this Agreement, the payment date shall be the date on which the funds are credited to the correspondent account of the Lessor’s bank specified in this Agreement.

2.6.	Payment for the first lease month shall be made not later than 3 (three) banking days from signing of the Premises Acceptance Certificate.

2.7.	Together with the payment specified in Paragraph 2.6. , the Lessee shall remit to the Lessor’s account the Reservation Amount.

2.8.	The Reservation Amount shall be equal to RUB 6,115,512 (six million one hundred and fifteen thousand five hundred and twelve rubles 00 kopecks) without VAT, which is equal to a three-month amount of the rent.

2.9.	Following the expiration of this Agreement or the Premises lease term, the Reservation Amount shall be returned to the Lessee, upon providing to the Lessor a package of documents according to the list of documents stipulated by the law for the state registration of the agreement termination by the Moscow Directorate of the Federal Service for State Registration, Cadastre and Cartography, the Amount shall be returned within 10 business days from the agreement termination registration date.

2.10.	Should the lease agreement be renewed, the Reservation Amount shall be deemed to be paid by the Lessee under the new lease agreement.

2.11.	In addition to the Rent, the Lessee shall pay to the Lessor for the provision to the Lessee of a telephone communication line(s), under a separate agreement to be signed between the Parties. The Lessee shall also pay to the Lessor the latter’s expenses for vehicle checkpoints, non-hazardous waste removal, based on separate invoices billed by the Lessor.

Stamp: [Kalibr OJSC, Lease Department]

2.12.	The amount of the rent may be changed by the Lessor unilaterally (without acceptance), not later than once a year, by 8 (eight) percent, beginning from the second year of the lease after signing of the Premises Acceptance Certificate.

2.13.	Subject to mutual agreement of the Parties, payments may be made in securities, set-off, or other forms of payment in accordance with the applicable legislation of the Russian Federation, which shall be stipulated in a respective addendum hereto.

3.        LEASE TERM.

3.1.	The Premises lease term under this Agreement is specified in Appendix 1. This Agreement is signed for a term of 3 (three) years and is subject to state registration within six months from signing of the Premises Acceptance Certificate. The obligation and all expenses arising in relation to the state registration of this Agreement shall be borne by the Lessor; the Lessee shall not pay to the Lessor any reimbursement and/or compensations, except for the reimbursement of 50% of the state duty for the registration of this lease agreement. The Lessor shall, within a reasonable period, submit the entire required package of documents to the registering authority and perform all necessary actions for the purpose of state registration of this Agreement not later than 6 (six) months from the signing date of the Premises Acceptance Certificate.

3.2.	Upon expiration of the Lease Term, the Lessee shall have a preemptive right to sign the agreement for a new term on the same or other conditions. The terms and conditions of the agreement may be amended if the agreement is signed for a new term.

3.3.	If the Lessee continues to use the Premises after the expiration of the original Lease Term without any objection from the Lessor, but without signing of a written agreement between the Parties on the renewal of this Agreement or on signing of a new lease agreement, this Agreement shall be deemed renewed on the same terms and conditions for an indefinite term. In this case, either party hereto may withdraw from the Agreement at any time, by notifying the other party 60 (sixty) calendar days in advance.

4.        OBLIGATIONS OF THE LESSOR.

4.1.	Provide to the Lessee, at the latter’s written request, copies of documents certifying or confirming the title to the Premises: Certificate of title, up-to-date extract from the Unified Register of Titles to Real Estate, certificate from the Technical Inventory Bureau, cadastral passport of the premises.

4.2.	Within an agreed period after the Parties sign this Agreement, transfer to the Lessee the Premises under the Premises Acceptance Certificate (Appendix 3).

4.3.	During the Lease Term, ensure conditions for the normal operation of all life support systems of the Building.

4.4.	Keep the Building (except for the Premises) in a proper sanitary condition.

4.5.	Promptly inform the Lessee about any damage to, or destruction of, the Building becoming known to the Lessor, which may directly affect the use of the Premises by the Lessee.

4.6.	Promptly take all measures necessary to eliminate the consequences of any accidents.

5.        RIGHTS OF THE LESSOR.

5.1.	Subject to prior notification of the Lessee and without prejudice to its activities, the Lessor shall have the right to free access to the Premises for the purposes of inspecting them for compliance with the Premises terms of use in accordance with this Agreement and the applicable laws, as well as for the purpose of showing them to potential lessees, if less than 30 calendar days is left until expiration of the Lease Term. The Lessor has the right to free commission access to the Premises, accompanied by the Lessee’s representative or otherwise, following a notice to the Lessee via a telephone call, in case of emergency (including, without limitation, fire, flood, utility failure or breakdown, or criminal offense), in order to prevent or mitigate such emergencies or their consequences. At least once a month, representatives of energy supply services shall be admitted to the Premises to check the operation of meters and other electrical devices.

5.2.	Subject to prior written notice to the Lessee and without prejudice to its activities, perform at its own expense any changes, reconstruction, or modification of the premises and Share Areas in the Building, and, from time to time, change, modify, or demolish any temporary external utility structures servicing the building.

5.3.	Suspend the provision of utility, maintenance, and other services provided for by this Agreement in case of a delay by the Lessee of any payments hereunder for more than 10 (ten) banking days, until such delayed payments are made.

5.4.	Upon expiration of the Lease Term, or in case of early termination of the Agreement, remove, at its own discretion, any temporary improvements fully or partially, in a way as the Lessor thinks fit, and store such temporary improvements without any liability whatsoever to the Lessee for their loss, if the Lessee does not remove temporary improvements from the Premises in due time. In this case, the Lessee shall bear all expenses related to such removal and storage.

Stamp: [Kalibr OJSC, Lease Department]

5.5.	Issue instructions and rules of operation and use of Shared Areas in the Building, in maintenance premises and evacuation corridors, garbage storage locations, territory, etc., mandatory for the Lessee. In case of changes to the Basic Internal Regulations, contained in Appendix 2 hereto, the Lessor shall notify the Lessee in writing 30 days before they take effect.

6.        OBLIGATIONS OF THE LESSEE.

6.1.	Before the beginning of the Lease Term and upon expiration of this Lease Agreement, provide to the Lessor the following notarized copies of documents:

-	Copies of documents confirming the director’s powers as of the signing date of the agreement to terminate the lease agreement (certified by the organization).

-	Certificate of state registration (notarized copy).

-	Certificate of entry to the Unified State Register of Legal Entities (notarized copy).

-	Extract from the Unified State Register of Legal Entities (notarized copy or original, not older than 1 month at the time of submitting the lease agreement or termination agreement for state registration).

-	Current version of the articles of association (notarized copy).

-	Certificate of tax registration (notarized copy).

-	Power of attorney (notarized) for the Lessor’s representative acting on behalf of the Lessee to register the Lease Agreement or to register the agreement to terminate the Lease Agreement.

-	Letter on opening of a bank account.

6.2.	Take into possession and use the Premises under the Acceptance Certificate (according to the procedure established in Paragraph 4.2 if this Agreement and to the form according to Appendix 3 to this Agreement) at the time agreed between the Parties.

6.3.	Timely pay the Rent and duly perform other obligations according to the terms and conditions of this Agreement.

6.4.	If necessary, conduct in the Premises, at its own expense, fit out works, utility and grid installation, to a proper quality standard and in accordance with this Agreement, based on the Design Documents approved by the Lessor, compliant with the requirements of applicable regulations of the Russian Federation and the city of Moscow in terms of structure, contents, and execution.

6.5.	Use the Premises exclusively according to their designated purpose stated in Paragraph 1.3 hereof.

6.6.	Not offer to buyers or visitors, or store in, or deliver to, the Premises or the Building, goods not allowed for sale or removed from circulation, including: weapons, ammunition, poisonous, explosive, radioactive, or venomous substances, as well as other substances or items posing hazard for human life and health and the environment, except for chemical substances required for the normal operation of the Lessee’s business.

6.7.	In case of no access to the Premises from the outside and/or impossibility of loading and unloading operations, the Lessee shall use the delivery routes via the Shared Areas, specified by the Lessor.

6.8.	Obtain from the Lessor approval for the Lessee’s layout of equipment required for storing its goods in the Premises.

6.9.	If any government licenses or permits are required for proper operations in the Premises, the Lessee shall, at its own risk and expense, according to the established procedure, obtain and renew in the future such licenses and/or permits.

6.10.	Not perform, without the Lessor’s consent, any operations in the Shared Areas, in the areas of the Building adjacent to the Premises, or store anything in maintenance and evacuation corridors.

6.11.	At its own expense, maintain the good operating and sanitary condition, cleanliness and tidiness of the Premises according to sanitary standards, and perform running repairs of the Premises at its own expense.

6.12.	The Lessee shall bear full responsibility for all electrical devices, technical condition, and safe operation of electrical units, from the bottom terminals of the input switch and in the leased premises.

6.13.	Without prior written consent of the Lessor, not perform any (including capital) refurbishment or re-equipment of the Premises, or place external advertising or information boards.

6.14.	Collect waste and garbage, and store them only in the manner and in the places of the Building designated by the Lessor for the purpose.

6.15.	Should any utilities be located in, or laid through, the Premises, ensure, in case of emergencies, immediate access to the Premises for the authorized employees of the Lessor or employees of utility and emergency services.

6.16.	Ensure the installation and proper operation of fire fighting systems and devices in the Premises, in accordance with the applicable legislation of the Russian Federation, regulations of the city of Moscow, and instructions of the Lessor, and the latter may not exceed the regulatory requirements. The Lessee shall be responsible for fire safety in the Premises.

Stamp: [Kalibr OJSC, Lease Department]

6.17.	Take all reasonable steps to ensure the safety of the Premises, as well as of persons and property located in the Premises at any time. Adhere to the safety regulations when performing any works and bear full liability for the observance of the safety regulations.

6.18.	Not later than 6 (six) months in advance, notify the Lessor in writing of the anticipation vacation of the Premises due to the expiration of the Lease Term.

6.19.	Immediately inform the Lessor of any damage to, or destruction of, the Premises or the building becoming known to it.

6.20.	Upon expiration of the Lease Term, or in case of early termination of the Agreement, return the Premises to the Lessor under the Premises Acceptance Certificate on the last day of the Lease Term. In case of a delay in the vacation of the Premises, the Lessee shall pay the double rent for each day of delay, calculated based on the last settlement month.

6.20.1	The Lessee shall indemnify the Lessor for duly documented damage caused to the Premises through the Lessee’s fault within seven business days from the Lessor’s reasonable written demand.

6.21.	Comply with the Lessor’s instruction and rules for the operation and use of the Premises and Shared Areas in the Building, as well as the Basic Internal Regulations contained in Appendix 2 to this Agreement, forming an integral part hereof.

6.22.	Not conclude, without the prior written consent of the Lessor, any agreements related to sublease, use, and/or disposal of the Premises or any other parts of the Building.

6.23.	Upon expiration of the Lease Term (except for renewal of the Agreement), or in case of early termination hereof, remove all temporary improvements at its own effort and expense.

7.        RIGHTS OF THE LESSEE.

7.1.	Freely use the Premises and exercise all other rights of the Lessee under this Agreement during the Lease Term, without any interference or obstruction on the part of the Lessor.

7.2.	Use the Shared Areas jointly and on a par with other lessees and visitors of the building.

7.3.	Subject to prior written authorization of the Lessor, sign agreements related to the sublease of the Premises. In this case, the parties shall sign a respective addendum establishing the main terms of such agreements.

7.4.	Subject to the Lessor’s approval, pay the rent for any period in advance, within the duration of the Agreement and the Lease Term.

7.5.	At its own expense and subject to the Lessor’s written approval (in respect of the size, design, quantity and location), fabricate and install outdoor advertising boards and signs of the Lessee on the Building.

8.        ALTERATIONS AND IMPROVEMENTS.

8.1.	During the Lease Term, the Lessee shall not make, without the Lessor’s authorization, any alterations or improvements to the Premises, except as provided for in this Agreement, Design Documents (in particular, not replace or install flooring, indoor or outdoor lighting, plumbing fixtures, cornices, canopies or tents, electronic signaling devices, antennas, mechanical, electrical, or sprinkler systems, etc.) The Lessee shall submit for the Lessor’s approval the Design Documents for such alterations and improvements, which shall be divided into temporary and permanent. The Lessee shall submit the Design Documents in writing, in two copies, specifying the scope and dates of the planned works, activities, procurement of equipment, and other improvements, divided into “temporary” and “permanent”. The Lessor shall provide a reply (with authorization or reasoned refusal) within 5 business days from receiving the Design Documents. A stamp (“approved in full”, “approved with exceptions”, “not approved”) shall be put on the Lessee’s copy, with the seal and signature of the Lessor’s executive body.

8.2.	All temporary improvements and alterations made by the Lessee in the Premises shall be the property of the Lessee and shall be removed at the Lessee’s effort and expenses in case of termination of the Agreement, before the expiration of the Lease Term (including the last day of the Lease Term). The Lessee shall remedy any damage caused to the Premises by such removal.

8.3.	During the effective term of the Agreement, permanent improvements and alterations made by the Lessee to the Premises shall be considered the property of the Lessee, who shall bear the burden of maintenance and risk of accidental loss of, or damage to, such improvements. Upon the termination of the Agreement, the title to permanent improvements and alterations made to the Premises shall be transferred to the Lessor under the Premises Acceptance Certificate. The Lessor shall not reimburse the Lessee’s expenses for permanent improvements made to the Premises.

9.        FORCE MAJEURE.

9.1.	The Parties shall be released from liability for failure to perform, or improper performance of, their obligations under

Stamp: [Kalibr OJSC, Lease Department]

the Agreement, if such non-performance or improper performance is directly caused by force majeure circumstances beyond reasonable control of the Parties (force majeure), including: natural disasters, wars, armed conflicts, mass riots, epidemics, etc.

9.2.	The Party failing to perform the Agreement due to force majeure circumstances shall, as the first technical possibility presents itself, and not later than 15 calendar days from the occurrence of the force majeure circumstances, notify the other Party in writing of the occurrence and cessation of such circumstances; otherwise such Party shall not be entitled to refer to such circumstances as grounds for exemption from liability. The Party referring to force majeure circumstances shall prove the effect of such circumstances in the manner prescribed by the applicable law.

9.3.	In case of force majeure circumstances, the effect of this Agreement may be partly or fully suspended while such circumstances remain in force. If the force majeure circumstances last for more than 60 (sixty) calendar days, either Party may terminate the Agreement by notifying the other Party in writing not later than 15 (fifteen) calendar days before the anticipated termination date of the Agreement. In this case, the Rent shall be paid for the entire period until the date of actual handover of the Premises by the Lessee to the Lessor under the certificate, while the unused part of the rent not payable to the Lessor shall be returned to the Lessee. The Lessor shall also return the Reservation Amount to the Lessee not later than 30 (thirty) banking days from termination of this Agreement due to the reason stated in this section.

9.4.	The Parties shall be relieved of liability for non-performance or improper performance of obligations hereunder if performance has become impossible due to force majeure circumstances.

10.        LIABILITY OF THE PARTIES.

10.1.	The Parties shall be liable for non-performance or improper performance of their obligations hereunder in accordance with the legislation of the Russian Federation and provisions specified hereunder.

10.2.	The Lessor shall not be liable to the Lessee for defects of the Premises which were specified in the by the Lessor or should have been discovered by the Lessee in the course of inspection of the Premises (obvious defects).

10.3.	The Lessee shall be liable to the Lessor for documented damage caused by faulty actions or faulty omission of the Lessee, reflected in damage to the Premises and/or Shared Areas of the Building, in the size of direct and actual damage, repair work, reimbursable by the Lessee within 15 (fifteen) calendar days from the Lessor’s respective written and reasoned demand.

10.4.	If the Agreement does not provide for the dates of payments to be made by either Party to the other Party hereunder, the obliged Party shall make such payments within 10 (ten) banking days from the occurrence of its obligation to make respective payments to the other Party.

10.5.	In case of delay in Rent payment or in performance of other pecuniary obligations, the Lessee, at the written demand of the Lessor, shall pay to the latter a penalty of 0.5% of the outstanding amount for each day of delay.

10.6.	The Parties’ payment of penalties shall not release them from fulfillment of their obligations under this Agreement.

10.7.	The Lessor has the right not to use sanctions (penalties, fines) provided for in Paragraph 10.5 hereof.

10.8.	In other respect not covered by this Agreement, the Parties shall bear liability for non-fulfillment or improper fulfillment of the terms and conditions hereof in accordance with the applicable laws of the Russian Federation.

10.9.	The Parties agree that losses caused by improper performance of this Agreement shall be recovered according to the procedure stipulated by the effective Civil Code.

11.        ARBITRATION AGREEMENT.

11.1.	This Agreement shall be governed by the law of the Russian Federation.

11.2.	All disputes and differences which may arise between the Parties under this Agreement or in connection with its performance shall be resolved by the Parties by negotiations or in a claim procedure.

11.3.	If the Parties fail to reach agreement within thirty calendar days from the occurrence of a dispute, either Party may submit the dispute for consideration by the Moscow Arbitration Court in accordance with the arbitration procedure law of the Russian Federation.

12.        CONFIDENTIALITY.

12.1.	The Parties shall maintain confidentiality both in relation to the Agreement and information that is exchanged between the Parties or becomes known to them in the course of fulfillment of the obligations hereunder, as well as the knowledge, expertise, know-how, and other information specifically stipulated as confidential. The Parties shall not disclose or divulge in whole or in part such information to any third party without the prior written consent of the other Party to the Agreement.

12.2.	The requirements of the preceding section shall apply to disclosures of confidential information at the request of

Stamp: [Kalibr OJSC, Lease Department]

competent authorities and organizations in cases stipulated by the Russian law, or where the Lessee needs to present this Agreement, appendices, certificates, addenda, and any other documents, information about payments and performance of this Agreement to banks, auditors, founders, or tax authorities.

12.3.	Any damage caused by either Party through failure to comply with the requirements of this clause shall be indemnified by the Party at fault.

13.        VALIDITY OF THE AGREEMENT.

13.1.	This Agreement shall come into effect on the date of being signed by the Parties and shall be terminated based on the reasons stipulated in the Agreement and applicable legislation of the Russian Federation. This Agreement shall remain in effect until the expiration of the Premises lease term. Expiration or termination of this Agreement shall not entail the expiration of any obligations of the Parties arising and not fulfilled before the expiration or termination of the Agreement.

13.2.	The Parties may terminate this Agreement unilaterally and out of court, by notifying the other Party in writing 6 (six) calendar months prior to the proposed termination date. In this case, the Rent shall be paid for the entire period until the actual vacation of the leased Premises by the Lessee. The notice shall be sent by registered mail. The date of delivery shall be the date of delivery of the letter. Such termination of the Agreement shall not entail any termination penalties.

13.3.	If the Parties fail to send a written notice of early termination of the Lease Agreement or of Termination of the Lease due to the expiration of the Lease Term (as stipulated in Paragraph 6.18), or fail to observe the notification dates, such notification shall be deemed invalid, and this Agreement shall not be subject to termination based on such Notification.

13.4.	This Agreement may be terminated ahead of due date if agreed upon in writing between the Parties.

13.5.	The Lessor may terminate this Agreement ahead of due date if the Lessee:

13.5.1. fails to pay the Rent on the date stipulated in the Agreement twice, or does not pay it in full, and the amount of such deficient payment exceeds RUB 20,000 (twenty thousand);

13.5.2. if the delay in the Lessee’s payment of the Rent or any of its parts exceeds 15 (fifteen) consecutive calendar days;

13.5.3. uses the Premises other than in accordance with its designated purpose under this Agreement;

13.5.4. does not maintain the leased premises in proper condition in accordance with this Agreement;

13.5.5. systematically commits gross breaches of the Basic Internal Regulations, other instructions and rules issued by the Lessor in accordance with this Agreement, which the Lessee was made aware of in writing in advance, even after a written notice from the Lessor on the unacceptability of such events.

13.6.	The Lessee may terminate this Agreement ahead of due date and without penalties and/or compensations (reimbursements) to the Lessor, if:

13.6.1. The Lessor obstructs the use of the Premises in accordance with the provisions hereof;

13.6.2. Due to circumstances beyond the control of the Lessee, the Premises turn out to be in a condition unsuitable for use according to their designated purpose.

13.6.3. The Premises (or at least one of them) and/or property transferred to the Lessee contain defects which preclude their use and were not specified by the Lessor when signing this Agreement, were not known beforehand to the Lessee, and should not have been discovered by the Lessee during the inspection of the Premises during their acceptance under the respective certificate; in this case, the Lessee may, at its own discretion, choose either the removal of such defects at the effort or expense of the Lessor and within a period agreed between the Parties, or exercise its right to terminate the Agreement.

14.        MISCELLANEOUS.

14.1.	Security services in the Building according to an approved concept shall be provided by a single operator determined by the Lessor.

14.2.	Removal of garbage from the Building and the cleaning of Shared Areas shall be performed by a single operator determined by the Lessor. Garbage removal from the Premises and cleaning of the Premises shall be performed by the same operator on a contractual basis. Storing garbage or containers in other premises of the Building is not allowed.

15.        FINAL PROVISIONS.

15.1.	If any section (paragraph) of this Agreement is found to be invalid, illegal, or unenforceable, the validity, legality, and enforceability of the remaining provision of this Agreement shall not be affected. The invalid, illegal, or unenforceable provision shall be reworded, amended, interpreted, or applied so as to achieve the economic result

Stamp: [Kalibr OJSC, Lease Department]

which is the closest to the economic result intended by the Parties.

15.2.	After the signing of the Agreement, all preceding negotiations, agreements, and correspondence between the Parties shall cease to be effective and may not be used as evidence in a dispute or for the purpose of interpretation of the text of the Agreement.

15.3.	The Lessor may assign its rights and obligations hereunder to third parties without the Lessee’s written consent. The Lessee may not assign its rights and obligations hereunder to third parties without the Lessor’s prior written consent.

15.4.	The Parties shall promptly notify each other of any changes to their contact addresses and banking details. The fulfillment of the Parties’ obligations based on old addresses and banking accounts before notification of their change shall be deemed due and proper fulfillment. Except as otherwise specifically stipulated in this Agreement, all notices and other communications under this Agreement shall be made in writing and sent to the addresses below (or to such other addresses as the Parties may specify in writing) or (a) by fax, or (b) by hand or by an overnight courier service. All notices and communications sent by fax, by hand or by an overnight courier service, if received during normal working hours on a business days, shall become effective on the date of delivery or, respectively, handover, or otherwise on the next business days.

15.5.	All amendments to this Agreement shall be valid only if made in writing and signed by authorized representatives of the Parties. All appendices hereto shall form an integral part hereof and shall be valid if signed by the representatives of both Parties to the Agreement.

15.6.	The Parties represent that the persons signing the Agreement on behalf of either Party are duly authorized and are acting in the interests of each of the Parties and in accordance with the founding documents of each Party.

15.7.	The titles of the clauses of this Agreement are used for convenience only and shall not be interpreted as defining or limiting the contents of the provisions of the Agreement.

15.8.	This Agreement has been made in three original counterparts in the Russian language, two for the Lessor (one to be presented by the Lessor to the registering authority) and one for the Lessee. All counterparts shall have equal legal effect and validity.

16.        REGISTERED ADDRESSES AND BANKING DETAILS OF THE PARTIES

16.1.	The Lessor:

Kalibr Open Joint-Stock Company,

located at: 9 Godovikova St., Moscow, 129085

INN (Taxpayer Identification Number)/KPP (Tax Registration Reason Code): 7717042053/771701001 with Inspectorate No. 17 of the Federal Tax Service in Northeastern Administrative District, settlement account No. 40702810700012005089 with URALSIB OJSC, Moscow, BIC 044525787, corr. acc. 30101810100000000787.

16.2.	The Lessee:

Headhunter Limited Liability Company,

located at: Bldg 10, 9 Godovikova St., Moscow, 129085

INN/KPP: 7718620740/771701001 with Inspectorate No. 17 of the Federal Tax Service in Northeastern Administrative District, settlement account No. 40702810001100001217 with Alfa-Bank OJSC, Moscow, Prospekt Mira Additional Office, BIC 044525593, corr. acc. 30101810200000000593.

Stamp: [Kalibr OJSC, Lease Department]

The Lessor: General Director /signature/ S.A. Sevostianov Seal: [KALIBR OPEN JOINT-STOCK COMPANY Reg. No. 023065 MOSCOW]

The Lessee:

General Director of Management Organization – Mail.Ru Internet Company Limited Liability Company

/signature/ E.G. Bagudina

Seal:

[(OGRN) Primary State Registration Number:

1067761906805

LIMITED LIABILITY COMPANY OGRN

1067761906805 MOSCOW

HEADHUNTER

INN (Taxpayer Identification Number): 7718620740]

Stamp: [Kalibr OJSC, Lease Department]

Appendix 1

to Lease Agreement No. 3706 dated 1 March 2013,

signed between Kalibr OJSC and Headhunter LLC

LEASE TERM, PAYMENT TERMS AND PROCEDURE.

1.         LEASE TERM.

1.1.	Lease term: from 1 March 2013 till 29 February 2016.

2.         RENT.

2.1.	The fixed part of the rent shall be calculated by multiplying the number of square meters of the leased area of the Premises by the cost of one square meter, which equals RUB 16,320 (sixteen thousand three hundred twenty rubles) per annum (without VAT) per sq. m.

2.2.	The variable part of the rent shall be determined in proportion to the share of consumer electric power and heat in the Lessor’s total energy consumption. The variable part related to electricity supply to the Premises shall be calculated based on the readings of meters (electricity meters) in accordance with the variable rent rate established by the Lessor, taking into account the cost of supplying the buildings of the property complex with electricity, effective as of the last calendar day of the month for which calculation is made.

The variable part related to heat supply shall be calculated based on the area of the Premises in accordance with the variable rent rate established by the Lessor, taking into account the cost of heating of the buildings of the property complex, effective as of the last calendar day of the month for which calculation is made.

The Lessor shall unilaterally set the variable part of the rent and notify the Lessee in writing accordingly, not later than 10 calendar days prior to the date for which they are established.

2.3.	Rent payment procedure

2.3.1.	The Rent shall be charged and subject to payment from start date of the Lease Term, determined according to the provisions of Paragraph 1.1 of this Appendix.

2.3.2.	The Rent shall be paid on a monthly basis, not later than on the 5th (fifth) day of the current month for which the payment is made, based on the invoice billed by the Lessor (reference to invoice number is required). The Lessor shall bill to the Lessee an invoice for the payable month before the 1st (first) day of the payable month, and provide a VAT invoice to the Lessee for the previous month on the specified date. Should the invoice be delayed by the Lessor, a respective delay in payment by the Lessee shall not be deemed a breach of this Agreement.

2.3.3.	The Rent for the first lease month shall be made by the Lessee within 3 banking days from the date of which the Parties sign the Premises Acceptance Certificate.

2.3.4.	The Rent amount shall be transferred by the Lessee to the Lessor’s settlement account specified in Paragraph 16.1 of this Agreement, or to another settlement account specified in writing by the Lessor.

2.3.5.	The Rent payment procedure may be changed by a written agreement between the Parties.

2.4.	The Lessee shall pay for communication services, access control, and removal of non-hazardous waste according to the same procedure as the Rent.

The Lessor: General Director /signature/ S.A. Sevostianov Seal: [KALIBR OPEN JOINT-STOCK COMPANY Reg. No. 023065 MOSCOW]

The Lessee:

General Director of Management Organization – Mail.Ru Internet Company Limited Liability Company

/signature/ E.G. Bagudina

Seal:

[OGRN (Primary State Registration Number): 1067761906805

LIMITED LIABILITY COMPANY OGRN 1067761906805 MOSCOW

HEADHUNTER

INN (Taxpayer Identification Number): 7718620740]

Stamp: [Kalibr OJSC, Lease Department]

Appendix 2

to Lease Agreement No. 3706 dated 1 March 2013,

signed between Kalibr OJSC and Headhunter LLC

BASIC INTERNAL REGULATIONS FOR LESSEES AND VISITORS AT THE TERRITORY OF KALIBR OJSC.

These Internal Regulations (Regulations) apply to all employees of companies (Lessees) renting space in the territory of Kalibr OJSC (Territory) and one-time (Visitors).

The Regulations shall be mandatory. Persons found to be in breach of the Regulations shall be subject to removal from the Territory, as well as to administrative or criminal liability in accordance with the applicable legislation.

Control over observance of the Regulations shall be exercised by security guards wearing uniform and badges, as well as by heads of divisions of Kalibr OJSC carrying red passes of Kalibr OJSC .

1.	Time of admission to the Territory:

•	For employees of lessee companies – from 7:00 AM to 10.10 PM.

•	For visitors – from 8:00 AM to 8:00 PM every day except for Saturdays and Sundays.

•	In case of the need to work after the established time, or on weekends or holidays, the Lessee shall notify the head of the access and control service of Kalibr OJSC in writing one day in advance. The lists of employees of the Lessee with 24/7 working schedules shall be submitted to the access and control service of Kalibr OJSC beforehand. Visitors may enter and leave the Territory after 8:00 PM only if accompanied by a representative of the receiving party.

•	Visitors are strictly forbidden to be in the Territory after 10:00 PM without notifying the access and control service of Kalibr OJSC.

2.	Access Control

2.1	General

•	Access control in the Lessor’s territory is organized using an automated access control system.

•	Employees of lessees are admitted to the business center using personal access cards (permanent pass). The following user information is printed on the permanent pass: 1. Full name, 2. Photo, 3. Name of employee’s company.

•	Other categories of visitors of the business center shall be admitted by issuing to them single-use access cards (single-use passes).

•	Admittance and parking of vehicles in the territory of the business center (hereinafter, “access control”) shall be on a paid basis.

•	Issue and return of personal access cards shall be subject to the lessee’s request, according to the procedure established by these Regulations.

•	The Lessee shall be responsible for adherence to these Regulations by persons visiting its organization. Valuables may be removed from the Territory only subject to permit documents, unless another procedure is established.

2.2	Access card issue and return procedure

2.2.1.	Personal access cards (permanent passes) shall be issued by the access control office of the business center, based on the lessee’s requests submitted in writing and electronically, to the form established by the access control service of Kalibr OJSC, subject to the presentation of a passport, from 9:00 AM to 6:00 PM on business days.

single-use access cards (single-use) passes shall be issued by the access control office of the organization, against an identification document, which includes:

•	passport;

•	military service card (officer identification certificate);

•	driver’s license;

•	Moscow Social Card;

Passes shall be issued from 8:00 AM to 8:00 PM on business days.

Passes shall not be issued based on copies of documents.

2.2.2.	Access cards are the property of Kalibr OJSC and are provided for use by the employees and visitors of the business center lessees. Access cards provided to holders shall be subject to return in all cases, except as provided in Paragraph 2.2.6 of these Regulations. Access cards provided to holders shall be returned as follows:

•	by business center visitors, upon leaving the territory of the business center;

•	by business center lessees (in respect of all employees to whom cards were issued earlier), not later than 5 business days from termination of the right to use the real property located in the territory of the business center;

•	by business center lessees (in respect of particular employees (both existing and dismissed) in whose presence in the territory of the business center the lessee is not interested), within 5 business days from dismissal or relocation of the employee to a workplace outside the territory of the business center.

Stamp: [Kalibr OJSC, Lease Department]

2.2.3.	If a personal access card is not used for 45 and more consecutive days, access to the territory of the business center using that card shall be terminated, and the card shall be blocked. To resume access to the Lessor’s territory using a blocked access card, such card shall be subject to unblocking. Access cards shall be unblocked by the access control office of the business center, upon presentation by the holder of the blocked access card, attaching a request for unblocking. The request for unblocking shall be submitted by the lessee both in writing and electronically, according to the form established by the Lessor’s access control service.

2.2.4.	For every card holder, the system allows the issue of no more than one access card in each category (personal and single-use). Access cards may be issued in excess of the established number in the following cases:

•	Loss of cards issued earlier, based on the Lessee’s request for the issue of replacement cards;

•	Other cases, subject to agreement with the Lessor, at the Lessee’s request stating the reason for the issue of additional cards.

In case of loss of (damage to) previously issued personal access cards, re-issue of cards in the name of holders whose cards were lost shall be made based on requests for replacement cards, submitted by the lessee both in writing and electronically, according to the form established by the Lessor’s access control service. In case of failure to return access cards as prescribed by Paragraph 2.2.2 of these Regulations, such cards shall also be deemed lost. Lost (damaged) access cards shall be removed from the database registry of the access control system and shall not be subject to further use.

2.2.5.	Business center lessees which have lost or damaged cards issued to them shall, at the Lessor’s demand, pay to Kalibr OJSC a penalty in the amount of:

-	RUB 100 for each lost (damaged) card, if the lessee does not need to re-issue personal access cards to replace lost (damaged) cards, and in case of loss of (damage to) single-use access cards issued to the lessee’s employees;

-	– RUB 500 for each lost (damaged) personal card, in case of the lessee’s submission of a request for replacement cards.

In case of the Lessee’s request for replacement cards, the demand to pay the penalty shall be deemed submitted on the day of the request submission and shall be subject to payment within 10 business days from the request submission date. The copy of the demand to pay the penalty in writing shall be delivered to the Lessee’s authorized card holder at the latter’s receipt of the replacement access card.

In other cases, the demand to pay the penalty shall be sent to the lessee upon expiration of the period established in Paragraph 2.2.2 of these Regulations.

2.2.6.	If the holder (lessee) finds access cards lost earlier after submitting the request for replacement cards or after failure to return the cards as required, such cards shall not be returned to the lessor or reinstated in the database registry of the access control system.

2.2.7.	Personal access cards issued in the name of the lessee’s employees shall be issued against a signature of the holder (the lessee’s authorized person) on card issue receipt stubs.

Return of personal access cards shall be executed by the card holder (the lessee’s authorized person) and the employee of the access control office by the latter’s marking the return of the access card on the receipt stub executed earlier during the issue of that access card. The lessee shall be responsible for the timely return of personal access cards in all events.

3.	Vehicle admission to the territory

3.1.	For the purpose of organizing admission and control over vehicles to and in the territory of the facility, the automated system issues the following categories of access cards to visitors:

-	personal access card;

-	single-use access card for vehicles.

3.2.	Personal access card. This category of access cards issued to the employees of business center lessees (Paragraph 2.1 of these Regulations) may be used to register both pedestrian and vehicle entrance to (exit from) the territory of the facility. The event registered using the card (pedestrian or vehicle entrance) depends on the reader against which the card is held (at the turnstile in the access control office or at the barrier of the facility gate).

The purpose and functions of each particular access card shall be determined by the parameters set at the card issue, subject to the lessee’s request submitted according to Paragraph 2.2.1 of these Regulations.

The parameters of personal access cards are characterized by the following.

-	A personal access card registered exclusively for the lessee’s employee (without vehicle data) is required for such person to pass through the turnstile of the business center access control office.

-	A personal access card registered for a vehicle and a person who is the lessee’s employee is required for the card holder to pass through checkpoints of the control office both on foot and by car.

Stamp: [Kalibr OJSC, Lease Department]

12

-	A personal access card registered for a vehicle and a holder from among lessees is required for persons allowed to drive that vehicle to drive through the vehicle gate of the business center.

In addition, personal access cards required for organizing vehicle entrance to the territory of the business center differ in terms of time of presence in the territory.

A permanent electronic pass for vehicles allows the holder multiple entries and parking in the territory from 6:30 AM to 10:00 PM.

A permanent 24-hour electronic pass for vehicles allows the holder to park the vehicle in the territory 24 hours a day. Between 10:00 PM and 6:30 AM, vehicles with this type of pass shall be located in the dedicated parking lot.

Each personal access card may be registered for not more than one card holder and one vehicle driven by such holder. If the holder of a personal access card is a corporate lessee, there shall be no restrictions in respect of persons driving the vehicle for which the card is issued (to be determined by a power of attorney for driving the vehicle).

Parameters of issued personal access cards may be issued according to the procedure established for initial card issue. At the time of submitting the request for the re-issue of access cards with new parameters, the card holder (person authorized by the lessee) shall submit to the Lessor’s access control office the personal card subject to re-issue. In case of failure to return to the access control office personal cards subject to re-issue with new parameters, the fabrication and issue of access cards with new parameters shall be subject to the lessee’s request for replacement cards.

3.3.	A single-use electronic pass allows one vehicle entrance to the Territory between 6:30 AM and 10:00 PM; in case of entrance between 6:30 AM and 8:00 AM and between 8:00 PM and 10:00 PM, a confirmation call or request from the Lessee is also required.

A single-use electronic vehicle pass is issued at entrance to the territory and shall be paid for at departure, upon presentation of a driver’s license, vehicle registration ticket in accordance with the current rates.

3.4.	When exiting the Territory, the driver shall put the single-use electronic pass to the card receiver, present documents for the cargo carried, and, at the request of the security, present the car for inspection, unless another procedure is established.

3.5.	One single-use electronic pass for vehicles allows the entrance to the territory of Kalibr OJSC of no more than two persons including the driver, not including persons holding a single-use or permanent pass to the territory of Kalibr OJSC.

4.	Vehicle access services payment procedure.

4.1.	The amount of payment for vehicle access services in the territory of Kalibr OJSC shall be determined based on the rates established by the Lessor. The above rates shall be established depending on the category of a vehicle (maximum permissible weight) and the duration of presence of the vehicle in the business center territory. In case of changes in the rates for entrance and parking of vehicles in the business center territory, the Lessor shall notify the Lessee of such change at least 2 months in advance.

4.2.	Payment for access control services shall be made on a prepayment basis. The payment shall be made in cashless form. To account settlements with the lessee of the business center for the services provided, the Lessor’s accounts shall open a personal account for the lessee. All payments made by the lessee for access control services shall be credited to that personal account.

Funds shall be debited from the personal account by the Lessor on a monthly basis, on the last calendar day of the month in which the services were provided.

The lessee shall top up the personal account on a monthly basis, based on invoices made out by the lessor, before the 5th day of the month subject to payment. In the invoice, the lessor shall separately highlight the prepayment amount calculated based on the number and categories of permanent vehicle passes issued at the request of the lessee as of the first day of the month subject to payment. In addition, a separate line in the invoice shall contain the amount subject to payment for services provided in respect of single-use access cards in the latest expired month. The scope of services provided to the lessee in respect of single-use access cards shall be determined based on written notices issued by the lessee to its visitor at the latter’s departure from the business center territory. By submitting the said notice according to the form established by the access control service of Kalibr OJSC, the Lessee confirms that the services for admittance and presence of the visitor presenting the notice in the territory of the business center have been provided to it. Together with making out the prepayment invoice, the Lessor shall present to the Lessee the services acceptance certificate in respect of services for organizing access control, and the VAT invoice for the expired month. The prepayment invoice is subject to payment by the lessee within 5 business days from issue. In case of shortage of funds on the Lessee’s personal account due to untimely payment of invoices by the Lessee, the Lessor may decide to restrict access for the Lessee and vehicles of its employees to the territory of the business center.

Stamp: [Kalibr OJSC, Lease Department]

13

5.	Presence in the Territory

5.1.	The presence and movement of Lessees and Visitors in the Territory is limited to their production and business objectives.

5.2.	Lessees shall be responsible for compliance with fire safety, environmental, and sanitary requirements in areas used by them, as well as for compliance with these Internal Regulations by their Visitors.

5.3.	It is forbidden to be present in the Territory under alcoholic or drug intoxication.

5.4.	In accordance with the law of the Russian Federation and the law of Moscow, smoking is not allowed in the buildings and premises of Kalibr OJSC. Smoking is allowed only is specially designated places.

5.5.	The maximum movement speed in the Territory is 10 kmph. Vehicles shall move in the Territory in accordance with the movement plan and road signs.

5.6.	Parking shall be allowed only in specially designated places specified by security guards or administration.

5.7.	It is forbidden to perform car wash, repairs, disposal of old car tires, batteries, and car parts.

5.8.	It is forbidden to load cargoes from one vehicle to another.

5.9.	Unloading and disposal of garbage in the territory is forbidden.

5.10.	Entrance to the territory of the business center of vehicles not registered with the State Road Traffic Safety Inspection shall be subject to approval by the access control service of the facility.

6.	Liability for breach of the Internal Regulations

6.1.	The following measures and sanctions may be taken in respect of persons breaching these Regulations:

•	notice or warning of breach of the Regulations;

•	removal from the Territory;

•	confiscation (blocking) of the electronic access card;

•	termination of the lease agreement;

•	other measures at the discretion of the administration of Kalibr OJSC.

•	filing the materials in respect of the breaching person to law enforcement and supervision authorities.

7.	Operating services of Kalibr OJSC

1. Engineering monitoring service	730-09-36 (39-36), 687-27-41 (43-09) 687-27-31 (43-35)	from 9:00 AM to 6:00 PM (business days) 24 hours
2. Security at the facility	687-27-63, 43-12,40-60	24 hours
3. Facility monitor	687-27-62, 40-17	from 6:00 PM to 9:00 AM (business days)
	687-27-62, 40-17	24 hours (weekends and holidays)
4. Fire safety service (monitor)	615 81-11, 40-01	24 hours
5. Electrician on duty	43-19	24 hours
6. Plumber on duty	43-16	24 hours

The Lessor: General Director /signature/ S.A. Sevostianov Seal: [KALIBR OPEN JOINT-STOCK COMPANY Reg. No. 023065 MOSCOW]

The Lessee:

General Director of Management Organization – Mail.Ru Internet Company Limited Liability Company

/signature/ E.G. Bagudina

Seal:

[OGRN (Primary State Registration Number): 1067761906805

LIMITED LIABILITY COMPANY OGRN 1067761906805 MOSCOW

HEADHUNTER

INN (Taxpayer Identification Number): 7718620740]

Stamp: [Kalibr OJSC, Lease Department]

Appendix 3

to Lease Agreement No. 3706 dated 1 March 2013,

signed between Kalibr OJSC and Headhunter LLC

LESSEE’S PREMISES ACCEPTANCE CERTIFICATE.

Date of execution: 1 March 2013

Place of the certificate execution and acceptance of the Premises: 4th Floor, Bldg 10, 9 Godovikova St., Moscow, Russian Federation; premises 1, Rooms 1-14, 16-40, and 5th floor: premises 1, Rooms 1-10, 33-38; the total area of the Premises is 1498.9 (one thousand four hundred ninety-eight point nine) sq. m.

We, undersigned,

representative of the Lessor, S.A. Sevostianov, General Director, acting on the basis of the Articles of Association, and

E.G. Bagudina, representative of the Lessee, General Director of Management Organization – Mail.Ru Internet Company Limited Liability Company, acting on the basis of the Articles of Association,

have drawn up this Certificate to certify that the Lessor has transferred, and the Lessee has accepted, the above Premises.

The Premises are in full compliance with the terms and conditions of the Lease Agreement, and equipped with fire and burglar alarm, heating, water supply, and a bathroom.

This certificate confirms the Lessee’s right to use the leased Premises within their designated purposes, i.e. as an office.

The Parties also confirm that the leased Premises are suitable for use as an office by the Lessee.

The Parties’ obligations in respect of transfer and acceptance of the Premises into lease have been fulfilled. There are no claims.

The Certificate is drawn up in three counterparts: two for the Lessor and one for the Lessee.

The Lessor: General Director /signature/ S.A. Sevostianov Seal: [KALIBR OPEN JOINT-STOCK COMPANY Reg. No. 023065 MOSCOW]

The Lessee:

General Director of Management Organization – Mail.Ru Internet Company Limited Liability Company

/signature/ E.G. Bagudina

Seal:

[OGRN (Primary State Registration Number): 1067761906805

LIMITED LIABILITY COMPANY OGRN 1067761906805 MOSCOW

HEADHUNTER

INN (Taxpayer Identification Number): 7718620740]

Stamp: [Kalibr OJSC, Lease Department]

Thread-stitched, numbered and sealed 21 (twenty-one) pages.

General Director of Management Organization – Mail.Ru

Internet Company Limited Liability Company

E.G. Bagudina

/Signature/

Seal:

[OGRN (Primary State Registration Number): 1067761906805

LIMITED LIABILITY COMPANY OGRN 1067761906805

MOSCOW

HEADHUNTER

INN (Taxpayer Identification Number): 7718620740]

General Director of Kalibr OJSC S.A. Sevostianov /signature/ Seal: [KALIBR OPEN JOINT-STOCK COMPANY Reg. No. 023065 MOSCOW]

03361
7 DEC 2015

ADDENDUM NO. 1 TO LEASE AGREEMENT

No. 3706

dated 1 March 2013

(non-residential premises)

between

KALIBR OPEN JOINT-STOCK COMPANY

and

HEADHUNTER LIMITED LIABILITY COMPANY

THIS ADDENDUM is signed on 23 January 2015 in Moscow, Russian Federation,

BETWEEN:

(1)	Kalibr Open Joint-Stock Company, hereinafter referred to as the Lessor, represented by Sergey Anatolievich Sevostianov, General Director, acting on the basis of the Articles of Association, on the one part,

(2)	Headhunter Limited Liability Company, hereinafter referred to as the Lessee, represented by Elena Gennadievna Bagudina, General Director of the Management Company, Mail.Ru Internet Company Limited Liability Company, acting on the basis of the Articles of Association and Agreement on the Transfer of Power of the Sole Executive Body to the Management Organization dated 2 November 2010, on the other part, hereinafter jointly referred to as the Parties and separately as a Party, have executed this Addendum to Lease Agreement No. 3706 dated 1 March 2013 (hereinafter referred to as the Agreement) as follows:

1.	From 1 March 2015, Paragraph 2.13 of Clause 2 shall deemed void. Paragraph 2.8 of Clause 2 and Paragraph 2.1 of Clause 2 of Appendix 1 shall be edited as follows:

Paragraph 2.8 of Clause 2 “The Reservation Amount shall be equal to RUB 6,604,752 (six million six hundred and four thousand seven hundred and fifty-two rubles 49 kopecks) without VAT, which is equal to a three-month amount of the rent.”

Appendix 1, Paragraph 2.1 of Clause 2 “The fixed part of the rent shall be calculated by multiplying the number of square meters of the leased area of the Premises by the cost of one square meter, which equals RUB 17,625 (seventeen thousand six hundred twenty-five rubles 60 kopecks) per annum (without VAT) per sq. m.”

2.	All terms and conditions of the Agreement not amended by this addendum shall remain in force.

3.	This Addendum is signed in 3 (three) counterparts of equal legal effect, one counterpart for each Party and one for the registering authority.

4.	This Addendum shall become effective as of the signing date and is subject to state registration.

The Lessor:

Kalibr Open Joint-Stock Company, located at: 9 Godovikova St., Moscow, 129085

INN (Taxpayer Identification Number)/KPP (Tax Registration Reason Code): 7717042053/771701001 with Inspectorate No. 17 of the Federal Tax Service in Northeastern Administrative District, settlement account No. 40702810400190000619 with VTB Bank OJSC, Moscow, BIC 044525187, corr. acc. 30101810700000000187.

The Lessee:

Headhunter Limiter Liability Company, located at: Bldg 10, 9 Godovikova St., Moscow, 129085

INN (TAXPAYER IDENTIFICATION NUMBER)/KPP (TAX REGISTRATION REASON CODE) 7718620740/77 1701001 WITH Inspectorate No. 17 of the Federal Tax Service in Northeastern Administrative District, settlement account No. 40702810001100001217 with Alfa-Bank OJSC, Moscow, Prospekt Mira Additional Office, BIC 044525593, corr. acc. 30101810200000000593

The Lessor: General Director /signature/ S.A. Sevostianov Seal: [KALIBR OPEN JOINT-STOCK COMPANY Reg. No. 028065 MOSCOW]

The Lessee:

General Director of Management Organization – Mail.Ru Internet Company LLC

/signature/ E.G. Bagudina

Seal:

[LIMITED LIABILITY COMPANY

OGRN (Primary State Registration Number): 1067761906805

MOSCOW

HEADHUNTER

INN (Taxpayer Identification Number): 7718620740]

Thread-stitched, numbered and sealed 2 (two) pages

General Director of Management Organization – Mail.Ru Internet

Company Limited Liability Company

E.G. Bagudina /signature/

Seal:

[LIMITED LIABILITY COMPANY

OGRN (Primary State Registration Number): 1067761906805

MOSCOW

HEADHUNTER

INN (Taxpayer Identification Number): 7718620740]

General Director of Kalibr OJSC Kalibr Open Joint-Stock Company S.A. Sevostianov /signature/ Seal: [KALIBR OPEN JOINT-STOCK COMPANY Reg. No. 028065 MOSCOW]

Seal:

[CERTIFICATE NO. IIC RU 562 2014 12

MINISTRY OF ECONOMIC DEVELOPMENT OF THE RUSSIAN FEDERATION

FEDERAL SERVICE FOR STATE REGISTRATION, CADASTRE AND CARTOGRAPHY

MOSCOW DIRECTORATE OF THE FEDERAL SERVICE FOR STATE REGISTRATION,

CADASTRE AND CARTOGRAPHY

OGRN (Primary State Registration Number): 1097746680822

INN (Taxpayer Identification Number): 7726639745

* 02 *

* 9 *]

Stamp:

[Moscow Directorate of the Federal Service for State Registration, Cadastre and Cartography

Registration district No. 77

State registration completed

addendum

Registration date 29 OCT 2015

Registration number: 77-77/002-77/002/062/2015-246/1

Registrar

(signature) /signature/]

Seal:

[CERTIFICATE NO. IIC RU 562 2014 12

MINISTRY OF ECONOMIC DEVELOPMENT OF THE RUSSIAN FEDERATION

FEDERAL SERVICE FOR STATE REGISTRATION, CADASTRE AND CARTOGRAPHY

MOSCOW DIRECTORATE OF THE FEDERAL SERVICE FOR STATE REGISTRATION,

CADASTRE AND CARTOGRAPHY

OGRN (Primary State Registration Number): 1097746680822

INN (Taxpayer Identification Number): 7726639745

* 06 *

* 1 *]

Stamp:

[Moscow Directorate of the Federal Service for State Registration, Cadastre and Cartography

Registration district No. 77

State registration completed

addendum

Registration date /illegible/

Registration number /illegible/

Registrar /illegible/

(signature) /signature/]

ADDENDUM NO. 2 TO LEASE AGREEMENT

No. 3706

dated 1 March 2013

(non-residential premises)

between

KALIBR OPEN JOINT-STOCK COMPANY

and

HEADHUNTER LIMITED LIABILITY COMPANY

THIS ADDENDUM is signed on 1 February 2016 in Moscow, Russian Federation,

BETWEEN:

(1)	Kalibr Open Joint-Stock Company, hereinafter referred to as the Lessor, represented by Sergey Anatolievich Sevostianov, General Director, acting on the basis of the Articles of Association, on the one part,

(2)	Headhunter Limited Liability Company, hereinafter referred to as the Lessee, represented by Elena Gennadievna Bagudina, General Director of the Management Company, Mail.Ru Internet Company Limited Liability Company, acting on the basis of the Articles of Association and Agreement on the Transfer of Power of the Sole Executive Body to the Management Organization dated 2 November 2010, on the other part, hereinafter jointly referred to as the Parties and separately as a Party, have executed this Addendum to Lease Agreement No. 3706 dated 1 March 2013 (hereinafter referred to as the Agreement) as follows:

1.	From 1 March 2016, the Parties agreed to renew Lease Agreement No. 3706 dated 1 March 2013.

2.	From 1 March 2016, Paragraph 1.1 of Clause 1 of Appendix 1 to Lease Agreement No. 3706 dated 1 March 2013 shall be deemed void. Paragraph 1.1 of Clause 1 of Appendix 1 shall be edited as follows:

Appendix 1, Paragraph 1.1 of Clause 1 “Lease term: from 1 March 2013 till 31 August 2018.”

3.	From 1 March 2016, Paragraph 2.1 of Clause 2 of Appendix 1 to Lease Agreement No. 3706 dated 1 March 2013 shall be deemed void. Paragraph 2.1 of Clause 2 of Appendix 1 shall be edited as follows:

Appendix 1, Clause 2, Paragraph 2.1. “The fixed part of the rent shall be calculated by multiplying the number of square meters of the leased area of the Premises by the cost of one square meter, which equals RUB 17,625 (seventeen thousand six hundred twenty-five rubles 60 kopecks) per annum (without VAT) per sq. m. and may be changed by the Lessor unilaterally (without acceptance) not later than once a year, by not more than 6 (six) percent, beginning from 1 September 2016.”

4.	From 1 March 2016, Paragraph 2.13 of Clause 2 of the Agreement shall deemed void. Paragraph 2.13 of Clause 2 of the Agreement shall be amended to read as follows:

Article 2, Paragraph 2.13: “The amount of the rent may be changed by the Lessor unilaterally (without acceptance), not later than once a year, by not more than 6 (six) percent, beginning from 1 September 2016.

5.	All terms and conditions of the Agreement not amended by this addendum shall remain in force.

6.	The Lessee shall provide to the Lessor a package of documents according to the list of documents stipulated by the law for the state registration of the agreement termination by the Moscow Directorate of the Federal Service for State Registration, Cadastre and Cartography. All costs of state registration of termination of this Agreement shall be reimbursed by the Lessee to the Lessor.

7.	This Addendum is signed in 3 (three) counterparts of equal legal effect, one counterpart for each Party and one for the registering authority.

8.	This Addendum shall become effective as of the signing date and is subject to state registration.

The Lessor:

Kalibr Open Joint-Stock Company,

located at: 9 Godovikova St., Moscow, 129085

INN (Taxpayer Identification Number) /KPP (Tax Registration Reason Code): 7717042053/771701001 with Inspectorate No. 17 of the Federal Tax Service in Northeastern Administrative District, OGRN (Primary State Registration Number): 1027739877813

settlement account No. 40702810400190000619 with VTB Bank OJSC, Moscow,

BIC 044525187, corr. acc. No. 30101810700000000187.

The Lessee:

Headhunter Limited Liability Company,

located at: Bldg 10, 9 Godovikova St., Moscow, 129085

INN (Taxpayer Identification Number)/KPP (Tax Registration Reason Code): 7718620740/771701001 with Inspectorate

No. 17 of the Federal Tax Service in Northeastern Administrative District, OGRN 1067761906805

settlement account No. 40702810001100001217 with Joint-Stock Company Alfa-Bank, Moscow

BIC 044525593, corr. acc. No. 30101810200000000593

The Lessor: General Director /signature/ S.A. Sevostianov Seal: [KALIBR OPEN JOINT-STOCK COMPANY Reg. No. 028065 MOSCOW]

The Lessee:

General Director of Management Organization – Mail.Ru Internet Company Limited Liability Company

/signature/ E.G. Bagudina

Seal:

[LIMITED LIABILITY COMPANY

OGRN (Primary State Registration Number): 1067761906805

MOSCOW

HEADHUNTER

INN (Taxpayer Identification Number): 7718620740]

ADDENDUM NO. 3 TO LEASE AGREEMENT

No. 3706

dated 1 March 2013

(non-residential premises)

between

KALIBR OPEN JOINT-STOCK COMPANY

and

HEADHUNTER LIMITED LIABILITY COMPANY

Seal:

[/illegible/]

Stamp:

[Moscow Directorate of the Federal Service for State Registration, Cadastre and Cartography

Registration district No. 77

State registration completed

addendum

Registration date: 5 SEP 2016

Registration number: 77-77/003-77/003/001/2016-2734/1

Registrar: A.S. CHUPIN

(signature) /signature/]

THIS ADDENDUM is signed on 1 April 2016 in Moscow, Russian Federation,

BETWEEN:

(1)	Kalibr Open Joint-Stock Company, hereinafter referred to as the Lessor, represented by Sergey Anatolievich Sevostianov, General Director, acting on the basis of the Articles of Association, on the one part,

(2)	Headhunter Limited Liability Company, hereinafter referred to as the Lessee, represented by Mikhail Aleksandrovich Zhukov, General Director, acting under the Articles of Association, on the other part, hereinafter jointly referred to as the Parties and separately as a Party, have executed this Addendum No. 3 (hereinafter referred to as the Addendum) to Lease Agreement No. 3706 dated 1 March 2013 (hereinafter, the Agreement) as follows:

1.	From 1 April 2016, Paragraph 2.8 of Clause 2 to Lease Agreement No. 3706 dated 1 March 2013 shall be deemed void. Paragraph 2.8 of Clause 2 of the Agreement shall be amended to read as follows:

Paragraph 2.8 of Clause 2 “The Reservation Amount shall be equal to RUB 5,283,622 (five million two hundred eighty-three thousand six hundred twenty-two rubles 51 kopecks) without VAT, which is equal to a three-month amount of the rent.”

2.	From 1 April 2016, Paragraph 2.1 of Clause 2 of Appendix 1 to Lease Agreement No. 3706 dated 1 March 2013 shall be deemed void. Paragraph 2.1 of Clause 2 of Appendix 1 shall be edited as follows:

Appendix 1, Paragraph 2.1 of Clause 2 “The fixed part of the rent shall be calculated by multiplying the number of square meters of the leased area of the Premises by the cost of one square meter, which equals RUB 14,100 (fourteen thousand one hundred rubles 00 kopecks) per annum (without VAT) per sq. m. from 1 April 2016 to 31 August 2018, inclusive.”

3.	The Parties agreed to add to Clause 10 of Lease Agreement No. 3706 dated 1 March 2013 Paragraph 10.10 reading as follows: “The Parties agree that interest on the funds under the obligations provided for in Article 317.1 of the Civil Code of the Russian Federation shall not be accrued or paid as part of the relationship of the Parties hereunder”. Paragraph 10.10 of the Agreement shall apply beginning from 1 June 2015.

4.	All terms and conditions of the Agreement not amended by this addendum shall remain in force.

5.	The Lessee shall provide to the Lessor a package of documents according to the list of documents stipulated by the law for the state registration of this Addendum by the Moscow Directorate of the Federal Service for State Registration, Cadastre and Cartography. All costs of state registration of this Addendum shall be reimbursed by the Lessee to the Lessor.

6.	This Addendum has been signed in 4 (four) original counterparts in the Russian language, two for the Lessor, one for the Lessee, and one for the registering authority. All counterparts shall have equal legal effect and validity.

7.	This Addendum shall become effective as of the signing date and is subject to state registration.

The Lessor:

Kalibr Open Joint-Stock Company,

located at: 9 Godovikova St., Moscow, 129085

INN (Taxpayer Identification Number)/KPP (Tax Registration Reason Code): 7717042053/771701001 with

Inspectorate No. 17 of the Federal Tax Service in Northeastern Administrative District, OGRN (Primary State

Registration Number): 1027739877813

settlement account No. 40702810400190000619 with VTB Bank (PJSC), Moscow,

BIC 044525187, corr. acc. No. 30101810700000000187.

The Lessee:

Headhunter Limited Liability Company,

located at: Bldg 10, 9 Godovikova St., Moscow, 129085

INN/KPP: 7718620740/771701001 with Inspectorate No. 17 of the Federal Tax Service in Northeastern Administrative

District, OGRN 1067761906805

settlement account No. 40702810001100001217 with Joint-Stock Company Alfa-Bank, Moscow

BIC 044525593, corr. acc. No. 30101810200000000593

The Lessor: General Director /signature/ S.A. Sevostianov Seal: [KALIBR OPEN JOINT-STOCK COMPANY Reg. No. 028065 MOSCOW]	The Lessee: General Director /signature/ M.A. Zhukov Seal: [hh]